BT ADVISOR FUNDS

U.S. BOND INDEX FUND

Institutional Class Shares

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1997, REVISED JUNE 11, 1997

The second sentence of the first paragraph under the section entitled "Dividends, Distributions, and Taxes" on page 18 is corrected to read as follows:

     "Income dividends are declared daily and paid monthly. Any net capital gains are distributed annually."



October 21, 1997

EDGEWOOD SERVICES, INC.
Distributor



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Cusip: 05576L700
STK511 (10/97)